Commitments	12 Months Ended
Jun. 30, 2025
Commitments [Abstract]
Commitments	Commitments
a.    Capital commitments
The Group did not have any commitments for future capital expenditure outstanding as of June 30, 2025 and June 30, 2024.
b.    Purchase commitments
In June 2025, the Group entered into a MSA, with Lonza, a global leader in biopharmaceutical manufacturing, and replaced the Group's prior MSAs with Lonza, for the supply of commercial product for the launch of Ryoncil® for the treatment of pediatric SR-aGVHD in the US market. This agreement contains lease and non-lease components. As of June 30, 2025, the agreement contains a minimum remaining financial commitment of the non-lease component of $20.4 million, payable until December 2026. The Group has accounted for the lease component within the agreement as a lease liability separately from the non-lease components. As of June 30, 2025, the lease component is $2.7 million on an undiscounted basis, as disclosed within the total contractual cash flows as lease liabilities in Note 10(c).
The group have agreements with third parties related to contract manufacturing and other goods and services. As of June 30, 2025, the Group had $5.2 million of non-cancellable purchase commitments related to raw materials, manufacturing agreements and other goods and services (excluding those with Lonza). This amount represents our minimum contractual obligations, including termination fees. Certain agreements provide for termination rights subject to termination fees. Under such agreement, the Group are contractually obligated to make certain payments, mainly, to reimburse them for their unrecoverable outlays incurred prior to cancellation.
The Group did not have any other purchase commitments as of June 30, 2025.